UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 11, 2022
___________
VIPER ENERGY PARTNERS LP
(Exact Name of Registrant as Specified in Charter)

DE		001-36505	46-5001985
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas
Suite 1200
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On April 11, 2022, Frank C. Hu was appointed to the Board of Directors (the “Board”) of Viper Energy Partners GP LLC (the “General Partner”), the general partner of Viper Energy Partners LP (the “Partnership”). Mr. Hu will serve as an independent director. Following the appointment of Mr. Hu to the Board, the size of the Board is seven (7) directors.

Mr. Hu brings diversity, executive leadership and robust experience in the finance and oil and gas industry to the Board, as well as experience managing downstream and business development segments. Mr. Hu most recently served as an investment analyst and Vice President of Capital World Investors, an investment group in the Capital Group Companies, Inc., from 2003 to 2017. He previously served as a manager of project finance in the corporate treasury department at Unocal Corporation from 2002 to 2003, and as a global energy practice consultant at McKinsey & Company from 2000 to 2002. Prior to joining McKinsey, Mr. Hu served in various roles at Atlantic Richfield Company (ARCO) from 1989 to 2000, including as Vice President of Downstream Operations and Business Development from 1998 to 2000. Mr. Hu has served as a member of the board of directors of EQT Corporation (NYSE: EQT) since October 2021, where he also serves on the audit committee and public policy and corporate responsibility committee. Mr. Hu also currently serves as an advisory board member for the Geology & Planetary Science Division at the California Institute of Technology.

Mr. Hu will be entitled to receive the cash compensation and equity awards given to other non-employee directors for services on the Board, as disclosed in the Partnership’s Annual Report on Form 10-K, filed by the Partnership with the Securities and Exchange Commission on February 24, 2022, except that Mr. Hu’s 2022 cash compensation will be prorated for the term of his service.

The General Partner and the Partnership agreed to enter into an indemnification agreement with Mr. Hu, in a form consistent with the indemnification agreements entered into with the Partnership’s other non-employee directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

		By:	Viper Energy Partners GP LLC, its general partner
Date:	April 14, 2022

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary